UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Blvd., Mechanicsville, Virginia		23116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) and (c) On February 15, 2012, Owens & Minor, Inc. (the “Company”) announced that Executive Vice President & Chief Financial Officer James L. Bierman will assume the role of Executive Vice President & Chief Operating Officer effective March 1, 2012. In connection with this change and also effective March 1, 2012, Executive Vice President & Chief Operating Officer Charles C. Colpo will move to the role of Senior Vice President, Operations, and Vice President, Controller and Chief Accounting Officer D. Andrew Edwards will serve as Interim Chief Financial Officer pending selection of a new chief financial officer.

Mr. Bierman, age 59, joined the Company in June 2007 as Senior Vice President, Chief Financial Officer and was promoted to Executive Vice President & Chief Financial Officer in April 2011. Mr. Bierman served as Executive Vice President & Chief Financial Officer at Quintiles Transnational Corp. from 2001 to 2004, having joined Quintiles in 1998. From 1988 to 1998, he was a partner of Arthur Andersen LLP. As compensation for his services as Executive Vice President & Chief Operating Officer, Mr. Bierman will receive an increase in his annual base salary from $554,585 to $600,000 and a special grant of $50,000 in shares of restricted stock which vest at the end of three years from the date of grant provided Mr. Bierman remains in the Company’s employ (in accordance with the Company’s standard form grant agreement for such restricted stock awards).

Mr. Edwards, age 53, joined the Company in December 2009 as Vice President, Finance and has served as Vice President, Controller & Chief Accounting Officer since April 2010. Mr. Edwards served as Vice President & Chief Financial Officer at Tredegar Corporation from 2003 to 2009, having joined Tredegar in 1992. As compensation for his additional role as Interim Chief Financial Officer, Mr. Edwards will receive an increase of $5,000 per month to his current annual base salary of $273,191.

The press release announcing the foregoing management changes is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1 Press Release issued by the Company on February 15, 2012 Announcing Management Team Changes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: February 15, 2012	By:	/s/ Grace R. den Hartog
	Name:	Grace R. den Hartog
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on February 15, 2012 Announcing Management Team Changes.